================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of Earliest Event Reported): July 28, 2003

                        ALLIED HEALTHCARE PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-19266                                   25-1370721
----------------------------------------    ------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)

         1720 SUBLETTE AVENUE
         ST. LOUIS, MISSOURI                                63110
----------------------------------------    ------------------------------------
(Address of Principal Executive offices)                 (Zip Code)

                                 (314) 771-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)


================================================================================

ITEM 5. OTHER EVENTS AND REQUIRED FORM FD DISCLOSURE and ITEM 9. REGULATION FD DISCLOSURE (information being provided under Items 9 & 12)

On July 28, 2003, Allied HealthCare Products, Inc. issued a press release indicating that, on the basis of preliminary, unaudited results for its fourth quarter and fiscal year ended June 30, 2003, the Company has notified LaSalle National Bank that it appears that the Company has failed to meet covenants regarding EBITDA (as defined) and fixed charges coverage under the terms of the Company's amended and restated credit facility with LaSalle. The Company indicated that it would be seeking a waiver of the non-compliance and to negotiate revised covenants for the 2004 fiscal year with LaSalle, but that negotiations with respect to such items will be deferred until the audit is completed.

The release discussed certain factors contributing to the Company's failure to meet the terms of the applicable covenants and also reported that the Company is effecting overhead reductions approximating 10%.

A copy of the press release is filed herewith as an exhibit.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits

         99.1     --       Press Release dated July 28, 2003

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Allied Healthcare Products, Inc.


Date:    July 28, 2003                By:  /s/ Daniel Dunn
                                           -------------------------------------
                                           Chief Financial Officer
                                           Vice President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1     --       Press Release dated July 28, 2003.